UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 14, 2021

(Date of Report/Date of earliest event reported)

COVANTA HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-06732	95-6021257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 South Street Morristown, New Jersey 07960 (Address and zip code of principal executive offices)

(862) 345-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.10 Per Share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 14, 2021, Covanta Holding Corporation, a Delaware corporation (the “Company”), issued a press release, sent a letter to clients of the Company and circulated a memorandum to employees of the Company along with an addendum including responses to employee frequently asked questions announcing that on July 14, 2021, it entered into an agreement and plan of merger (the “Merger Agreement”) with affiliates of EQT Infrastructure (“EQT”), pursuant to which the Company will become a wholly owned subsidiary of affiliates of EQT.

A copy of the press release is attached hereto as Exhibit 99.1. A copy of the letter sent to clients of the Company is attached hereto as Exhibit 99.2. A copy of the memorandum circulated to employees of the Company is attached hereto as Exhibit 99.3. A copy of the addendum including responses to employee frequently asked questions is attached hereto as Exhibit 99.4. A copy of the message sent to employees of the Company in the United Kingdom and Ireland is attached hereto as Exhibit 99.5. A copy of the message sent to Covanta Environmental Solutions customers in the United States and Canada is attached hereto as Exhibit 99.6. Each of the forgoing communications is incorporated by reference herein. Additional details regarding the terms of the Merger Agreement will be filed with the Securities and Exchange Commission (the “SEC”) at a later date.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any customers securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Company intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and the Company’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://investors.covanta.com/sec-filings.

PARTICIPANTS IN THE MERGER SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s annual Proxy, which was filed with the SEC on April 2, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the proposed merger involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the proposed merger depends on the satisfaction of the closing conditions to the proposed merger, and there can be no assurance as to whether or when the proposed merger will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated as of July 14, 2021

99.2	Company Letter to Clients, dated as of July 14, 2021

99.3	Company Message to Employees, dated as of July 14, 2021

99.4	Company Employee FAQs, dated as of July 14, 2021

99.5	Company Message to UK/Europe Employees, dated as of July 14, 2021

99.6	Company Message to Covanta Environmental Solutions Customers in the United States and Canada

104	Cover Page Interactive Data File - (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Thomas L. Kenyon
Name:	Thomas L. Kenyon
Title:	Executive Vice President, General Counsel and Secretary

Date: July 14, 2021

Exhibit 99.1

EQT Infrastructure to acquire Covanta Holding Corporation, a global leader in Waste-to-Energy solutions, for $20.25 per share

MORRISTOWN, NJ - July 14, 2021 – Covanta Holding Corporation (NYSE: CVA), a world leader in sustainable waste and energy solutions, today announced that it has entered into a definitive agreement with EQT Infrastructure (“EQT”), whereby EQT will acquire all shares of Covanta common stock for $20.25 per share. The purchase price represents an approximately 37% premium to Covanta’s unaffected share price of $14.78 on June 8th, the day prior to initial media speculation of a transaction. The acquisition is subject to Covanta shareholder approval, as well as customary government approvals, and is expected to close in the fourth quarter of this year. The agreement resulted from a competitive sale process and is not subject to a financing condition.

“We are pleased to announce this agreement with EQT,” said Michael Ranger, Covanta President and CEO. “Our comprehensive analysis during the past nine months has been singularly focused on enhancing value for our shareholders. EQT certainly recognizes the value we see in our business, and this transaction represents an excellent outcome of our strategic review. Furthermore, as an organization dedicated to sustainability and environmental stewardship, EQT shares our vision for a safer, cleaner and more prosperous future through sustainable waste management thereby ensuring no waste is ever wasted. We couldn’t ask for a better partner as we embark on this next phase of our company’s evolution, delivering on our goal of building a sustainable future for all stakeholders.”

Covanta is the world’s leading waste-to-energy provider, operating facilities in North America, Europe and the UK. Annually, Covanta’s 40 plus facilities process approximately 21 million tons of waste from municipalities and businesses and convert it into renewable electricity to power over one million homes.

Following the completion of the acquisition, EQT will work with Covanta’s management team to build upon its impressive strengths including its portfolio of assets that provide essential waste services to municipalities and commercial customers, its long-term community relationships, as well as its numerous growth opportunities, including through a robust UK project pipeline of new waste-to-energy infrastructure and Covanta’s Environmental Solutions platform. Covanta will maintain its corporate headquarters in Morristown, New Jersey and its management team is expected to remain in place.

Alex Darden, Partner within EQT Infrastructure’s Advisory Team, said, “EQT and Covanta are proven business leaders who share a like-minded approach to environmental stewardship, and this acquisition aligns directly with EQT’s thematic approach of investing in sustainable businesses that have a positive impact on society. EQT is excited to partner with the entire Covanta team and to invest in organizational, operational, and digital technology initiatives that will enhance Covanta’s ability to provide sustainable solutions to growing waste challenges. As a responsible investor, EQT is committed to working with Covanta on transforming and supporting the energy transition and circular economy across its local communities.”

Sam Zell, Covanta’s Chairman of the Board, commented, “This agreement represents the successful completion of many months of work by members of Covanta’s senior leadership team as they executed the in-depth review of the company’s operations, growth priorities and capital structure announced in October of last year. This fulsome effort culminated in a competitive process that we believe provides the best risk-adjusted value for shareholders.”

BofA Securities acted as financial advisor to Covanta and Debevoise & Plimpton LLP provided legal counsel.

About Covanta

Covanta is a world leader in providing sustainable waste and energy solutions. Annually, Covanta’s modern Waste-to-Energy (“WtE”) facilities safely convert approximately 21 million tons of waste from municipalities and businesses into clean, renewable electricity to power one million homes and recycle 600,000 tons of metal. Through a vast network of treatment and recycling facilities, Covanta also provides comprehensive industrial material management services to companies seeking solutions to some of today’s most complex environmental challenges. For more information, visit www.covanta.com.

About EQT

EQT is a purpose-driven global investment organization with more than EUR 67 billion in assets under management across 26 active funds. EQT funds have portfolio companies in Europe, Asia-Pacific and the Americas with total sales of approximately EUR 29 billion and more than 175,000 employees. EQT works with portfolio companies to achieve sustainable growth, operational excellence and market leadership.

More info: www.eqtgroup.com

Follow EQT on LinkedIn, Twitter, YouTube and Instagram

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

Investor Contact:

Dan Mannes

1.862.345.5456

IR@covanta.com

Media Contact:

Nicolle Robles, Covanta

1.862.345.5245

NRobles@covanta.com

Exhibit 99.2

Subject: Today’s Announcement

Dear Client,

Last October I wrote to inform you of some significant developments within our company. At that time I notified you of Covanta’s plans to initiate a comprehensive strategic review of the company’s operations, growth priorities, and capital structure with the goal of unlocking shareholder value. Today I write to you with an update on the culmination of that work and with the exciting announcement that Covanta has entered into an agreement to be acquired by EQT.

Founded in 1994 and based in Sweden, EQT is a leading, purpose-driven global private equity organization with an institutional focus on value creation within companies where it sees opportunity. EQT saw sustainability early, valuing environmental, social and corporate governance as bellwethers of future success and places a premium on companies with a reputation for environmental stewardship—companies like Covanta. EQT has deep experience in the waste and energy sectors and was attracted to Covanta’s leadership position in the North American waste-to-energy market, most notably, our strong asset base, the resilience of our business model and the deep expertise of our people. As a standalone portfolio company of EQT, Covanta will have access to the financial capital and resources that will enable us to accelerate our growth opportunities and future trajectory, and in doing so, achieve our full potential. The acquisition is expected to close during the fourth quarter of this year.

We look forward to working with you through this next chapter in our history. Our commitment to providing you with the level of service and operational excellence you deserve and expect from us will not waver and we see a new era of positive evolution and growth for the benefit of all of our employees and valued stakeholders.

Should you have any immediate questions or concerns, please do not hesitate to contact me directly at [intentionally omitted] or office: [intentionally omitted]. In the meantime, I will work with Covanta’s Asset Management team to arrange a mutually convenient time for us to speak.

Sincerely,

Derek

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

Exhibit 99.3

Internal Message

Message from Mike Ranger, President and CEO

Team:

Last October I wrote to inform you of some significant developments within our company. At that time, I announced the initiation of a strategic review of Covanta’s operations in an effort to unlock the inherent value in our assets. Today I write to you with an update of the outcome of that work and the exciting announcement that Covanta has entered into an agreement to be acquired by EQT, a leading, purpose-driven global private equity organization for $20.25 per share.

Who is EQT?

Founded in 1994 and based in Sweden, EQT specialize in creating value in organizations where it sees opportunity and unrealized potential. EQT was an early champion of sustainability, viewing environmental, social and corporate governance as bellwethers of future success and placing a premium on companies with a reputation for environmental stewardship—companies like Covanta. EQT has deep experience in the waste industry and was attracted to Covanta’s leadership position in the North American waste-to-energy market, most notably, our strong asset base, resilient business model and the deep expertise of our people. EQT is one of the largest and most well-regarded private investment firms in the world, with a track record of building strong companies. The firm is a purpose-driven global organization with nearly three decades of consistent and strong performance across multiple geographies, sectors, and strategies – particularly infrastructure. EQT currently has more than $67 billion USD in assets under management across 26 active funds. EQT is very excited to partner with Covanta and sees a bright future for all of us, and has the financial resources to help our company realize its full potential.

As a responsible investor, EQT always seeks to make a positive social and environmental impact through its investments. The firm is uniquely focused on future-proofing companies to make them sustainable, prosperous, and relevant for the long term – for the benefit of all stakeholders. In recent years, EQT has made numerous investments in exceptional platforms that are contributing to the energy transition and circular economies.

What’s next?

The acquisition is expected to close during the fourth quarter of this year. Until then, it’s business as usual. In fact, it’s critical for you to focus on your day-to-day responsibilities to ensure our continued ability to provide our communities, customers and other stakeholders with the essential services they have come to rely on us for. In terms of immediate next steps, since Covanta is a public entity, the transaction must be approved by our shareholders, and is also subject to customary regulatory approvals. After the acquisition is completed, Covanta will become a private portfolio company of EQT.

Keeping You Informed

I know today’s announcement will generate lots of questions. To assist in answering them I have attached a set of FAQs. An all hands call is planned for 10 a.m. (ET), details of which will be forthcoming. In the meantime, should you have any additional questions, please speak with your supervisor.

This is an exciting day in Covanta’s history and the next logical evolution for the company, allowing us to go places we otherwise would not be able to. You should feel a sense of pride and satisfaction in seeing your hard work and dedication pay off in such a positive manner. EQT’s support enables our continued ability to compete effectively and profitably in the global marketplace while realizing our vision of building a sustainable future for all employees and stakeholders.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

Exhibit 99.4

Employee Q&A

•	Why is Covanta being acquired by EQT?

On October 29th of last year, Covanta introduced Mike Ranger as our new CEO, who in turn announced the commencement of a Board approved strategic review of Covanta’s operation designed to unlock shareholder value which had failed to recover in the aftermath of the global COVID pandemic. EQT’s environmental focus and Covanta’s role as a provider of sustainable waste and energy solutions is a great match, and EQT’s agreement to pay $20.25/share recognizes the value we see in our business and represents an excellent outcome of our strategic review.

•	Who is EQT and why do they want to buy Covanta?

Founded in 1994 and based in Sweden, EQT is a leading purpose-driven global infrastructure investment organization with deep ties to the waste and energy sectors. Their investments place a strong emphasis on sustainability and environmental stewardship. EQT focuses on creating value in the entities it acquires by growing them. EQT was attracted to Covanta’s leadership position in the North American waste-to-energy market and is purchasing the company because of their belief in our business, our benefits of sustainable waste management and energy solutions and our future growth potential.

•	Has EQT ever previously invested in the waste sector?

Yes, EQT has invested in waste-to-energy businesses in Europe. This is its first U.S waste-to-energy investment.

•	If we are having such a strong year, why are we selling the company?

Despite our strong operational performance, the value inherent in our business has not been fully reflected in our market valuation for some time. We have an obligation to our shareholders to uncover this value, and to our employees, clients and customers to ensure the long-term financial health of the enterprise. As such, the value EQT has placed on Covanta delivers superior value to shareholders, and importantly places a value on the business going forward that reflects a commitment to Covanta that is exciting for all.

•	Will Covanta continue to operate as we are today, or are we being absorbed into EQT?

Covanta will not be absorbed into EQT. Rather, Covanta will be a standalone portfolio company of EQT. Covanta’s employees are expected to continue to manage and grow the business as a portfolio company within EQT.

•	Will EQT invest in our growth pipeline?

Yes, EQT will continue to invest in our successful pipeline of projects in Ireland and the UK.

•	Will there be layoffs?

As was communicated by Mike Ranger at the end of April, the company has developed plans to address changes to our overhead spend that will better support the business, and which will result in securing $30M in savings by the end of 2022, some of which reflects position eliminations throughout the overhead functions supporting the business. As more details are developed and available, they will be shared.

1

Employee Q&A

•	Will my job change?

For most employees, there will be no change in your day-to-day activities. It is critical that we continue to focus on safety, running the business, serving our customers, developing opportunities and delivering results. We have done this admirably throughout the pandemic, and we need to maintain our commitment and momentum as we move forward.

•	Will my compensation change?

We do not anticipate major changes but new ownership may have compensation approaches and guidelines that will need to be implemented. As we learn more, we will share these changes with all impacted employees.

•	Will my insurance or other benefits change under this new ownership?

New ownership may have updated benefits policy approaches that we will need to incorporate into our employee offerings. At this time, we don’t anticipate changes for 2022 and will plan to hold 2022 annual benefits enrollment in the fall like we do each year.

•	When will the transaction be final?

The transaction is subject to shareholder and regulatory approvals with an expectation of a 4th Quarter closing.

•	Will Covanta’s name change?

There are no plans to change Covanta’s name at this time. EQT recognizes Covanta’s reputation and brand as a world leading provider of sustainable waste and energy solutions.

•	Will Covanta’s headquarters stay in Morristown?

There are no plans for Covanta to move its headquarters from Morristown, NJ.

•	Will Mike Ranger remain as Covanta’s CEO?

Mike was appointed to the role of CEO to oversee a comprehensive strategic review of Covanta’s operations, growth priorities and capital structure in an effort to maximize value for our shareholders. In due course, EQT will make decisions regarding the CEO role, in consultation with Mike.

•	Will Covanta’s Executive and Senior Leadership Teams remain in place?

As is the case with any new ownership, EQT will name a Board of Directors, which will work with the executive team in making decisions regarding organizational leadership.

•	What happens with the work I’m doing today?

The work you are doing today doesn’t change. Covanta will continue to operate business as usual until the acquisition is closed. While some change is inevitable, going forward, Covanta employees will continue to do what you have been doing – providing our customers and communities with sustainable waste and energy solutions, while performing our work safely and injury-free.

•	How are customers being notified of this change and what message should be conveyed to customers and external stakeholders?

Letters will be sent to clients/customers notifying them of the acquisition. Other external stakeholders are also being formally notified. While this is a significant change, EQT’s underlying investment model is owning businesses with a strong track record in sustainability and investing in them as a strategic growth opportunity. That is an exciting development for all of Covanta’s stakeholders.

2

Employee Q&A

•	What should we do if someone from the media calls?

Please direct any media inquiries to Marketing and Communications - [intentionally omitted].

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

3

Exhibit 99.5

Subject: Today’s Announcement

Dear Stakeholder,

Last October, Covanta publicly announced plans to initiate a comprehensive strategic review of the company’s operations, growth priorities, and capital structure with the goal of unlocking shareholder value. Today’s announcement of Covanta’s agreement to be acquired by EQT, a global infrastructure investment organization based in Sweden, represents the successful culmination of that work.

Founded in 1994, EQT is a leading, purpose-driven global private equity organization with an institutional focus on value creation within companies where it sees opportunity. With sustainability an integral part of its business model, EQT invests in companies with a strong emphasis on sustainability and environmental stewardship—companies like Covanta. EQT has deep experience in the waste industry and was attracted to Covanta’s leadership position in the North American waste-to-energy market distinguished by our strong asset base, the resilience of our business, the deep expertise of our people, and by our mission of providing sustainable waste and materials management services for communities and businesses that serve to protect our world from the destructive impacts of climate change. As a standalone portfolio company of EQT, Covanta will have access to the financial capital and resources that will enable us to accelerate our growth opportunities and future trajectory, and in doing so, achieve our full potential. The acquisition is expected to close during the fourth quarter of this year.

This is very positive news for all of us and a testament to the excellent work you are doing in helping to expand Covanta’s reach and reputation in the UK waste market.

Thank you for all you are doing every day to drive us forward and help us reach our incredible potential. Please rest assured knowing Covanta’s commitment to executing our UK development pipeline is and remains unwavering.

Please feel free to reach out with any questions.

Owen

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

Exhibit 99.6

Subject: Today’s Announcement

Dear Customer,

Last October I informed you of some significant developments within our company. I shared Covanta’s plans to initiate a comprehensive strategic review of the company’s operations, growth priorities, and capital structure with the goal of unlocking shareholder value. Today I write to you with an update on that work and with the exciting announcement that Covanta has entered into an agreement to be acquired by EQT, for $20.25 per share, representing a premium to our share price in October when we announced the launch of our strategic review.

Founded in 1994 and based in Sweden, EQT is a leading, purpose-driven global private equity organization with an institutional focus on value creation within companies where it sees opportunity. EQT always seeks to make a positive social and environmental impact through its investments and is uniquely focused on future-proofing companies to make them sustainable, prosperous, and relevant for the long term – for the benefit of all stakeholders. In recent years, EQT has made numerous investments in exceptional platforms that are contributing to the energy transition and circular economies.

They are excited to partner with Covanta and are committed to expanding Covanta’s team, enhancing customer partnerships, and building even greater trust and understanding with the communities we serve.

As we move forward, please know that the services you receive from the Covanta Environmental Solutions team members you interact with every day will not change as a result of our new ownership, nor will our commitment to providing you with the level of service and support you deserve and have come to expect from us. We look forward to working with you through this next chapter in our history, energized by the exciting opportunities that lie ahead to transform and grow our capabilities for the benefit of our valued customers who share our commitment to a sustainable future.

Should you have any questions or concerns, please do not hesitate to contact me directly at [intentionally omitted].

Sincerely,

Paul Stauder

President

Covanta Environmental Solutions

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the transaction with EQT, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the announced business combination with EQT depends on the satisfaction of the closing conditions to the business combination, and there can be no assurance as to whether or when the business combination will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Covanta and affiliates of EQT Infrastructure. In connection with the proposed merger, Covanta intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Covanta with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Covanta’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Covanta will be made available free of charge on Covanta’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

Covanta and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Covanta’s stockholders in respect of the proposed merger. Information about the directors and executive officers of Covanta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.